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                                                                EXHIBIT 23.05


                           CONSENT OF DIRECTOR-ELECT


I consent to being named as a director-elect of Quintiles Transnational Corp. in the Registration Statement on Form S-3 filed by Quintiles Transnational Corp. and in all amendments thereto.


                                                        /s/ Vaughn D. Bryson
                                                        --------------------
                                                        Vaughn D. Bryson

Date: February 1, 1997